UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2007

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations     212-836-2674

Office of the Secretary              412-553-4707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial information included as exhibits to this Current Report on Form 8-K updates certain portions of the Annual Report on Form 10-K for Alcoa Inc. (“Alcoa”) for the year ended December 31, 2005 and Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006 (collectively, the “Reports”) to reclassify the results of certain discontinued operations.

Certain financial information in the Annual Report on Form 10-K for the year ended December 31, 2005 has been updated to reflect the home exteriors business and the Hawesville, KY automotive casting facility in discontinued operations. In addition, Schedule II, “Valuation and Qualifying Accounts,” and Exhibit 12, “Computation of Ratio of Earnings to Fixed Charges,” to Alcoa’s Form 10-K for the year ended December 31, 2005 have been updated to reflect the home exteriors business and the Hawesville, KY automotive casting facility in discontinued operations.

Certain financial information in Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006 has been updated to reflect the home exteriors business in discontinued operations. The Hawesville, KY automotive casting facility was already reflected in discontinued operations at the time of the original filing of the Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006.

No attempt has been made to update other matters in the Reports. The reclassifications have no effect on Alcoa’s reported net income in the Reports.

During the third quarter of 2006, Alcoa entered into an agreement to sell its home exteriors business to Ply Gem Industries, Inc. for more than $300 million in cash. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” (SFAS 144) Alcoa reported the operations of its home exteriors business as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2006. In addition, the assets and related liabilities of the home exteriors business were classified as held for sale for each period presented in its Quarterly Report on Form 10-Q for the period ended September 30, 2006. The sale of the home exteriors business was completed in October 2006.

During the first quarter of 2006, Alcoa closed its Hawesville, KY automotive casting facility. In accordance with SFAS 144, Alcoa reported the operations of the Hawesville, KY automotive casting facility as discontinued operations and its assets and related liabilities were classified as held for sale for each period presented in its Quarterly Report on Form 10-Q for the period ended March 30, 2006.

The attached information should be read together with Alcoa’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

The Reports, Schedule II and Exhibit 12 are attached as Exhibits 99.1 thru 99.5, and are incorporated herein by reference.

* * * * *

Forward-Looking Statements

Certain statements in the exhibits attached hereto relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements also include those containing such words as “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Alcoa to be different from those expressed or implied in the forward-looking statements. Alcoa disclaims any intention or obligation, other than as required by law, to update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in economic or aluminum industry conditions generally, including global supply and demand conditions and prices for primary aluminum, alumina and other products; (b) material adverse changes in the markets served by Alcoa, including the transportation, building, construction, distribution, packaging, industrial gas turbine and other markets; (c) Alcoa’s inability to mitigate impacts from increased energy and raw materials costs, or other cost inflation; (d) Alcoa’s inability to achieve the level of cost savings, productivity improvements or earnings or revenue growth anticipated by management; (e) Alcoa’s inability to complete its growth projects and integration of acquired facilities as planned and by targeted completion dates; (f) unfavorable changes in laws, governmental regulations or policies, currency exchange rates or competitive factors in the countries in which Alcoa operates; (g) significant legal proceedings or investigations adverse to Alcoa, including environmental, product liability, safety and health and other claims; and (h) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2005, Forms 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, and other reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

15	Letter Regarding Unaudited Interim Financial Information.

23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2005.

99.2	Updated financial information in Schedule II of Form 10-K for the year ended December 31, 2005.

99.3	Updated financial information in Exhibit 12 of Form 10-K for the year ended December 31, 2005.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

99.5	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

99.6	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Charles D. McLane, Jr.
Charles D. McLane, Jr. Vice President and Chief Financial Officer

Dated: January 19, 2007

EXHIBIT INDEX

Exhibit No.	Description

15	Letter Regarding Unaudited Interim Financial Information.

23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2005.

99.2	Updated financial information in Schedule II of Form 10-K for the year ended December 31, 2005.

99.3	Updated financial information in Exhibit 12 of Form 10-K for the year ended December 31, 2005.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

99.5	Updated financial information in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

99.6	Report of Independent Registered Public Accounting Firm on Financial Statement Schedule.